UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia	30342
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (404) 443-2900

Item 5. Other Events

     On February 6, 2004, Haverty Furniture Companies, Inc. (“Havertys”) issued a press release announcing a quarterly cash dividend. A copy of the press release is furnished as Exhibit 99.0 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.0 Press Release of Haverty Furniture Companies, Inc., dated February 6, 2004.

     99.1 Press Release of Haverty Furniture Companies, Inc., dated February 12, 2004.

Item 12. Results of Operations and Financial Condition

     On February 12, 2004, Havertys issued a press release regarding its results of operations for the quarter and year ended December 31, 2003, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC. (Registrant)

Date: February 19, 2004	By:	/s/ Jenny H. Parker

Jenny H. Parker
Vice President, Secretary and Treasurer

2